                                                                   Exhibit 10.15

                SUBORDINATED NOTE HOLDERS STOCKHOLDERS AGREEMENT

      This SUBORDINATED NOTE HOLDERS STOCKHOLDERS AGREEMENT (this "Agreement") is entered into and effective as of July 10, 1997 among WGL Holdings, Inc., a Delaware corporation (the "Company"), DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership ("DLJ Partners II"), DLJMB Funding II, Inc., a Delaware corporation ("DLJ Funding II"), DLJ Merchant Banking Partners II-A, L.P., a Delaware limited partnership ("DLJ Partners II-A"), DLJ Diversified Partners, L.P., a Delaware limited partnership ("Diversified Partners"), DLJ Diversified Partners-A, L.P., a Delaware limited partnership ("Diversified Partners-A"), DLJ Millennium Partners, L.P., a Delaware limited partnership ("Millennium Partners"), DLJ First ESC L.L.C., a Delaware limited liability company ("First ESC"), DLJ Offshore Partners II, C.V., a Netherlands Antilles limited partnership ("Offshore Partners II"), DLJ EAB Partners, L.P., a Delaware limited partnership ("EAB Partners"), UK Investment Plan 1997 Partners, a Delaware partnership ("UK Partners"), DLJ Investment Partners, L.P., a Delaware limited partnership ("DLJIP"), DLJ Investment Funding, Inc. ("Funding"), DLJ First ESC L.L.C. (in its capacity as a Purchaser under the Purchase Agreement, as hereinafter defined, "Purchaser First ESC"), The Northwestern Mutual Life Insurance Company ("Northwestern") and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") (each of DLJIP, Funding, Purchaser First ESC, Northwestern and DLJSC being hereinafter referred to individually as a "Holder" and collectively as the "Holders"), and each other holder of record of Common Shares (as defined below) who may hereafter duly and properly execute a separate agreement to be bound by the terms hereof (each DLJ Party (as hereinafter defined), the Holders, and each other Person (as defined below) that hereafter may become a party hereto as contemplated hereby being hereinafter referred to individually as a "Party" and collectively as the "Parties")

                                    RECITALS

            1. The Company has authorized 100,000,000 shares of common stock, $.001 par value per share (the "Common Shares")

            2. Concurrently herewith, DLJ, the Company, Wilson Greatbatch Ltd., a New York corporation ("WGL"), and the Individual Holders are consummating the transactions contemplated by that certain Stock Purchase Agreement, dated as of June 19, 1997 (the "Purchase Agreement"), pursuant to which the Company will acquire 100% of the Capital Shares of WGL.

            3. In connection with the transactions contemplated by the Purchase Agreement, DLJ, the Company and the Individual Holders are hereafter entering into that certain Stockholders Agreement to be dated as of July 16, 1997 (the "Seller Stockholders Agreement").

            4. Concurrently herewith, the Company and the Holders are entering into (i) that certain Securities Purchase Agreement dated as of July 10, 1997 (the "Sub-Note Agreement"), pursuant to which the Company is issuing an aggregate of 3,188,312 Common Shares of the Company in connection with a private placement of an aggregate of $25,000,000 principal amount of the Company's 13% Senior Subordinated Notes due 2007 (the "Notes") and (ii) that certain Registration and Antidilution Agreement dated as of July 10, 1997 pertaining to the Shares.

            5. In connection with the foregoing transactions, the parties hereto are entering into this Agreement in order to define certain rights and obligations of such parties.

            NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE I

                               GENERAL PROVISIONS;
                         REPRESENTATIONS AND WARRANTIES

      1.1 Certain Terms. In addition to the terms defined elsewhere herein, when used herein the following terms shall have the meanings indicated:

            "Adverse Person" means (i) any Persons that are competitors of the Company, directly involved in the business of designing, developing, manufacturing, marketing, selling or distributing of implantable power sources, implantable medical devices, lithium batteries, silver vanadium oxide batteries, microvasive surgical instruments and close-tolerance medical and aerospace miniature components intended for commercial distribution, including (without limitation) pacemakers, cardioverter-defibrillators and capacitors for defibrillator applications, (ii) any Persons that are present or former customers of the Company and (iii) any other Persons the Board of Directors reasonably designates as such from time to time.

            "Affiliate" means, with respect to any Person, any Person controlling, controlled by, or under common control with such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

            With respect to any Common Shares, "beneficial" ownership or "beneficially" owned shall have the same meaning as in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

            "Board of Directors" means the board of directors of the Company.

            "Capital Shares" means any and all shares, interests, participations or other equivalents (however designated) of capital shares of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), and any and all warrants, options or other rights to purchase or acquire any of the foregoing.

            "Common Share Equivalents" means (without duplication with any other Common Shares or Common Share Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Shares or securities convertible or exchangeable into Common Shares, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

            "DLJ" means all of the DLJ Parties, collectively.

            "DLJ Party" means any of DLJ Partners II, DLJ Funding II, DLJ Partners II-A, Diversified Partners,

Diversified Partners-A, Millennium Partners, First ESC, Offshore Partners II, EAB Partners or UK Partners.

            "DLJSC" means Donaldson, Lufkin & Jenrette Securities Corporation or any successor thereto.

            "Fully-Diluted Common Shares" means, at any time, the then outstanding Common Shares of the Company plus (without duplication) all Common Shares issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding Common Share Equivalents.

            "Individual Holder" has the meaning assigned to such term in the Seller Stockholders Agreement.

            "Permitted Transferee" means in the case of any DLJ Party, (A) any other DLJ Party, (B) any corporation, partnership or other entity which is an Affiliate of any DLJ Party (collectively, the "DLJ Affiliates"), (C) any managing director, general partner, director, limited partner, officer or employee of any DLJ Party or any DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (C) (collectively, "DLJ Associates"), (D) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, include only one or more DLJ Parties, DLJ Affiliates, DLJ Associates, their spouses or their lineal descendants and (E) a voting trustee for one or more DLJ Parties or for one or more DLJ Affiliates or DLJ Associates under the terms of a voting trust.

            "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

            "Qualified IPO" means a consummated initial public offering of Common Shares which is underwritten on a firm commitment basis by a nationally-recognized investment banking firm.

            "SEC" means the Securities and Exchange Commission or any successor governmental agency.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

            "Subsidiary" means (i) any corporation or other entity a majority of the Capital Shares of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or any direct or indirect Subsidiary of the Company or (ii) a partnership in which the Company or any direct or indirect Subsidiary is a general partner.

      1.2 Representations and Warranties.

            (a) Each Holder (as to itself only) hereby represents and warrants to the Company and the other Parties that:

                  (i) it has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action;

                  (ii) this Agreement has been duly and validly executed and delivered by such Party and constitutes the binding obligation of such Party enforceable against such Party in accordance with its terms; and

                  (iii) the execution, delivery and performance by such Party of this Agreement and the consummation by such Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which it is subject, (B) violate any order, judgment or decree applicable to it or (C) conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which such Party is a party or by which such Party is bound.

            (b) The Company hereby represents and warrants to each Party that:

                  (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, it has full corporate power and authority under its certificate of incorporation to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action;

                  (ii) this Agreement has been duly and validly executed and delivered by the Company and constitutes the binding obligation thereof enforceable against the Company in accordance with its terms; and

                  (iii) the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which the Company is subject, (B) violate any order, judgment or decree applicable to the Company or (C) conflict with, or result in a breach or default under, any ten or condition of its certificate of incorporation or by-laws or any agreement or other instrument to which the Company is a party or by which it is bound.

            (c) Each DLJ Party (as to itself only) hereby represents and warrants to the Company and the other Parties that:

                  (i) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, it has full power and authority under its certificate of incorporation or other such organizational document(s) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action;

                  (ii) this Agreement has been duly and validly executed and delivered by such DLJ Party and constitutes the binding obligation thereof enforceable against such DLJ Party in accordance with its terms; and

                  (iii) the execution, delivery and performance by such DLJ Party of this Agreement and the consummation by such DLJ Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which such DLJ Party is subject, (B) violate any order, judgment or decree applicable to such DLJ Party or (C) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws (or such other comparable organizational and governing document(s), as the case may be) or any agreement or other instrument to which such DLJ Party is a party or by which it is bound.

                                   ARTICLE II

                           MANAGEMENT OF THE COMPANY;
                            ACTIVITIES OF THE PARTIES

      2.1 Board of Directors. The Parties and the Company shall take all action within their respective power, including, but not limited to, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon), required to cause the Board of Directors to at all times consist of seven (7) directors (or such greater number as the DLJ Parties shall select), one of whom shall be the Chief Executive Officer of the Company. At any time DLJIP owns $6,250,000 or more in principal amount of the Notes, DLJIP shall have the right to designate an observer (the "DLJIP Observer") who shall be entitled to attend all meetings of the Board of Directors and to receive any notice delivered with respect to any such meeting. The Company shall pay all reasonable travel and other such expenses actually incurred by the DLJIP Observer in connection with the DLJIP Observer's attendance at any meetings of the Board of Directors.

      2.2 Election of Director Designated by Individual Holders. So long as the Individual Holders collectively own beneficially in the aggregate at least three percent (3%) of the Fully-Diluted Common Shares, each Holder, DLJ and each

Permitted Transferee (if any) shall take all action within its power, including, but not limited to, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon), required to cause the Board of Directors to include either (a) Lawrence A. Maciariello or (b) with the consent of DLJ Partners II (which consent shall not be unreasonably withheld), one director designated by the Individual Holders and Permitted Individual Holder Transferees (if any) then owning beneficially a majority of the aggregate Fully-Diluted Common Shares then held by all Individual Holders and Permitted Individual Holder Transferees (if any).

      2.3 Election of Directors Designated by DLJ Partners II. Each Holder shall take all action within its power, including, but not limited to, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon), required to cause the Board of Directors to include a number of directors designated by DLJ Partners II, or its successor in interest, equal to up to (i) one less than the maximum number of directors then comprising the Board of Directors so long as Section 2.2 hereof remains in effect or (ii) the maximum number of directors then comprising the Board of Directors if DLJ and its Permitted Transferees are not required to vote its Capital Shares in favor of a director designated by the Individual Holders pursuant to Section 2.2 hereof.

      2.4 Replacement of Designated Directors. In the event that any director (a "Withdrawing Director") designated in the manner set forth in Section 2.2 or 2.3 is unable to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors, such Withdrawing Director's replacement (the "Substitute Director") on the Board of Directors (and, if applicable, any executive or similar committee thereof) shall be designated in accordance with
Section 2.2 or 2.3, as applicable. The Company and each of the Parties agrees to take all action within its power, including, but not limited to, (i) the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon) to cause the election of such Substitute Director as soon as practicable following his or her designation and (ii) the instructing of any director it had previously designated to serve as a member of the Board of Directors, as the first order of business at the first meeting thereof after such Substitute Director has been so designated, to vote to seat such designated Substitute Director as a director in place of the Withdrawing Director.

      2.5 Termination. Notwithstanding anything to the contrary in this Article II, at any time after the consummation of a Qualified IPO, in the event that any Holder transfers any Common Shares to any transferee in accordance with this Agreement, such Common Shares shall thereafter be free from the voting agreements set forth in this Article II and no longer subject thereto.

                                   ARTICLE III

                             TRANSFER OF SECURITIES

      3.1 Transfer of Shares. No Holder may transfer any Capital Shares to any Adverse Person, except pursuant to a transfer contemplated by Section 3.2 or 3.3 hereof.

      3.2 Right of Participation.

            (a) If one or more DLJ Parties and/or Permitted Transferees (if any) propose to sell Common Shares or Common Share Equivalents for value (such DLJ Parties and any such Permitted Transferees being referred to herein as a "Transferor") in one transaction or a series of related transactions, but excluding (a) a sale which is pursuant to a Qualified IPO or (b) any sale in which all of the Parties agree to participate, then such Transferor shall offer (the "Participation Offer") to include in the proposed sale a number of Common Shares or Common Shares represented by Common Share Equivalents designated by any of the Parties, not to exceed, in respect of any such Party, the number of Common Shares equal to the product of (i) the aggregate number of Common Shares or Common Shares represented by Common Share Equivalents to be sold to the proposed transferee and (ii) a fraction, the numerator of which is equal to the number of Fully-Diluted Common Shares held by such Party and the denominator of which is equal to the number of Fully-Diluted Common Shares. The Transferor shall give written notice to each Party of the Participation Offer (the "Transferor's Notice") at least 20 days prior to the proposed sale. The Transferor's Notice shall specify the proposed transferee, the number of Common Shares or Common Shares represented by Common Share Equivalents and, if applicable, the class or classes of Common Shares to be sold to such transferee, the amount and type of consideration to be received therefor, and the place and date on which the sale is to be consummated. Each Party who wishes to include Common Shares or Common Share Equivalents in the proposed sale in accordance with the terms of this Section 3.2 shall so notify the Transferor not more than 20 days after the date of the Transferor's Notice. The Participation Offer shall be conditioned upon the Transferor's sale of Common Shares or Common Share Equivalents pursuant to the transactions contemplated in the Transferor's Notice with the transferee named therein. If any Party accepts the Participation Offer, the Transferor shall reduce to the extent necessary the number of Common Shares or Common Share Equivalents it otherwise would have sold in the proposed sale so as to permit other Parties who have accepted the Participation Offer to sell the number of Common Shares or Common Share Equivalents that they are entitled to sell under this Section 3.2, and the Transferor and such other Party or Parties shall sell the number of Common Shares or Common Share Equivalents specified in the Participation Offer to the proposed transferee in accordance with the terms of such sale set forth in the Transferor's Notice.

            (b) The provisions of this Section 3.2 shall terminate upon the consummation of a Qualified IPO.

      3.3 Drag-Along Rights.

            (a) Notwithstanding any other provision in this Article III, if one or more DLJ Parties (such DLJ Parties being referred to herein as the "Seller") propose to sell fifty percent (50%) or more of the Common Shares and Common Share Equivalents held by DLJ at the time of such sale ("Sale Shares") to a third party or parties which is not an Affiliate of DLJ (a "Third Party") pursuant to a Bona Fide Offer (as defined below), then Seller shall have the right, subject to the provisions of this Section 3.3, to require all other Parties that are not DLJ Parties (collectively, the "Co-Sellers") to include in such sale (a "Required Sale"), by delivering notice (the "Required Sale Notice") to such other Parties, a number of the Common Shares and Common Share Equivalents held by the Co-Sellers (the "Co-Sellers' Shares") equal to, with respect to each Co-Seller, the number of Common Shares and Common Shares represented by Common Share Equivalents held by such Co-Seller multiplied by a fraction, the numerator of which is the number of Common Shares represented by the Sale Shares and the denominator of which is the number of Common Shares and

Common Shares represented by Common Share Equivalents held by Seller on the date of such Required Sale Notice (the "Notice Date")

            (b) The Required Sale Notice shall set forth: (i) the Notice Date,
(ii) the name and address of the Third Party, (iii) the proposed amount and type of consideration to be paid per Common Shares for the Sale Shares (the "Sale Price"), and the terms and conditions of payment offered by the Third Party in reasonable detail, together with written proposals or agreements, if any, with respect thereto, (iv) the aggregate number of Sale Shares, (v) confirmation that Seller is selling fifty percent (50%) or more of the aggregate number of Fully-Diluted Common Shares then held by DLJ to a Third Party, (vi) the aggregate number of Common Shares and Common Shares represented by Common Share Equivalents held by DLJ on the Notice Date and (vii) the proposed date of the Required Sale (the "Required Sale Date"), which shall be not less than 30 nor more than 180 days after the Notice Date.

            (c) The Co-Sellers shall cooperate in good faith with Seller in connection with consummating the Required Sale (including, without limitation, the giving of consents and the voting of any Common Shares of the Company held by the Co-Sellers to approve such Required Sale); provided, however, that in the event of any such Required Sale, the Co-Sellers will not be required to make any representations, warranties or indemnities in connection therewith except for representations and warranties as to title to the Common Shares and Common Share Equivalents to be sold by Co-Seller pursuant to the Required Sale. On the Required Sale Date, the Co-Sellers shall deliver, free and clear of all liens, claims or encumbrances, a certificate or certificates and/or other instrument or instruments for all of its respective Co-Sellers' Shares, duly endorsed and in proper form for transfer, with the signature guaranteed, to such Third Party in the manner and at the address indicated in the Required Sale Notice and Seller shall cause each Co-Seller's share of the purchase price to be paid to such Co-Seller.

            (d) "Bona Fide Offer" shall mean an offer (whether in the form of a purchase of Common Shares, merger, recapitalization, or otherwise) for Common Shares.

            (e) The provisions of this Section 3.3 shall terminate upon the consummation of a Qualified IPO.

      3.4 Prohibited Transfers. Any purported transfer of Common Shares and/or Common Share Equivalents by a Party which is not permitted by the provisions of
Section 3.1, 3.2 or 3.3, or which is in violation of such provisions, shall be void and of no force and effect whatsoever.

      3.5 Certain Events Not Deemed Transfers. Except as contemplated by Section 3.3, in no event shall any of the following constitute a transfer of Common Shares for purposes of Section 3.1, 3.2 or 3.3 or be subject to the terms hereof: (a) an exchange, reclassification or other conversion of Common Shares into any cash, securities or other property pursuant to a merger, consolidation or recapitalization of the Company or any Subsidiary with, or a sale or transfer by the Company or any Subsidiary of all or substantially all its assets to, any Person or (b) a conversion of outstanding Common Share Equivalents into Common Shares in accordance with the terms thereof.

      3.6 Transfers Subject to Compliance with Securities Act. No Common Shares may be transferred by a Holder (other than (i) to one or more Affiliates of such Party, (ii) pursuant to an effective registration statement under the Securities Act, (iii) pursuant to and in compliance with Rule 144A under the Securities Act, (iv) to an institutional "accredited investor" (as defined in Rule 501(a)
(1), (2), (3) or (7) under the Securities Act) or (v) outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act), provided, that in the case of a transfer pursuant to clause
(iii) (iv) or (v), the transferring Party shall deliver a certificate to the Company properly completed in the form annexed hereto as Exhibit B, unless such Party first delivers to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such transfer is not required to be registered under the Securities Act.

      3.7 Permitted Transferees.

            (a) Notwithstanding anything in this Agreement to the contrary, any DLJ Party or any permitted Transferee may, without the consent of the Company or any of the Parties and without compliance with Section 3.1, 3.2 or 3.3, at any time transfer any or all of its Common Shares and Common Share Equivalents to one or more permitted Transferees, so long as the transfer to such Person is not in violation of applicable federal or state securities laws, and such

Person(s), by accepting such Common Shares and/or Common Share Equivalents, shall be deemed to have agreed to be bound by the terms of this Agreement on the same terms as DLJ generally. In the event that any DLJ Party or any Permitted Transferee transfers any Common Shares and/or Common Share Equivalents to any transferee other than a Permitted Transferee or any Person which is a Party to this Agreement, such Common Shares and/or Common Share Equivalents, as the case may be, shall thereafter be free from the restrictions set forth in this Agreement and no longer subject thereto and such transferee shall have no rights hereunder, and the definition of Party hereunder shall not include such transferee.

            (b) Notwithstanding anything in this Agreement to the contrary, upon the death of any Party who is a natural person, the transfer of any or all of its Common Shares and/or Common Share Equivalents to one or more of such Party's legatees, heirs or trustees of a testamentary trust, or to an executor or administrator of the estate of such deceased Party incident to guardianship or probate proceedings involving such estate shall not require the consent of the Company or any of the Parties and shall not be subject to compliance with
Section 3.1, 3.2, 3.3 or 3.4 so long as (i) such heir shall have agreed in writing to be bound by the terms of this Agreement and (ii) the transfer to such heir is not in violation of applicable federal or state securities laws.

      3.8 Holders Transfers. Any Person(s) to whom any Holder transfers Common Shares or Common Share Equivalents, by accepting such Common Shares and/or Common Share Equivalents, shall be deemed to have agreed to be bound by the terms of this Agreement (on the same terms as the Holder).

                                   ARTICLE IV

                                   TERMINATION

      4.1 Termination. This Agreement shall terminate upon the earlier of (i) the dissolution, liquidation or winding-up of the Company or (ii) the date on which DLJ and all Permitted Transferees collectively are no longer the beneficial owner of at least five percent (5%) of the Fully-Diluted Common Shares. A Person who ceases to hold any Common Shares or Common Share Equivalents and who ceases to beneficially own any Common Shares or Common Share Equivalents shall cease to be a Party and shall have no further rights or obligations under this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

      5.1 Amendment. Any provision of this Agreement may be altered, supplemented, amended, or waived only by the written consent of each of (i) the Company and (ii) all of the Parties, except that any Party may unilaterally waive any of its rights hereunder so long as such waiver is in writing.

      5.2 Specific Performance. The Parties and the Company recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties and the Company may have specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

      5.3 Assignment. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties and the Company. No such assignment shall relieve the assignor from any liability hereunder. Any purported assignment made in violation of this Section 5.3 shall be void and of no force and effect.

      5.4 Shares Subject to this Agreement. All Common Shares and Common Share Equivalents now owned or hereafter acquired by any of the Parties shall be subject to, and entitled to the benefits of, the terms of this Agreement.

      5.5 Legends.

            (a) Each certificate for Common Shares and Common Share Equivalents held by any Person a party hereto shall include a legend in substantially the following form:

            THIS SECURITY IS SUBJECT TO CERTAIN VOTING AGREEMENTS, RESTRICTIONS ON TRANSFER, AND

            OTHER TERMS AND CONDITIONS SET FORTH IN THE SUBORDINATED NOTE HOLDERS STOCKHOLDERS AGREEMENT, DATED AS OF JULY 10, 1997, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

            (b) A restriction on transfer of Common Shares and Common Share Equivalents set forth in such legend (a "Restriction") shall cease and terminate as to any particular Common Shares or Common Share Equivalents when, in the opinion of the Company and counsel reasonably satisfactory to the Company (which opinion shall be delivered to the Company in writing), such Restriction is no longer required. Whenever such Restriction shall cease and terminate as to any Common Shares or Common Share Equivalents, the holder thereof shall be entitled to receive from the Company, without expense to such holder, new certificate(s) not bearing a legend stating such Restriction.

      5.6 Notices. Any and all notices, designations, consents, offers, acceptances or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram or telecopy which shall be addressed, or sent, to the respective addresses as follows (or such other address as the Company or any Party may specify to the Company and all other Parties by Notice):


The Company:

WGL Holdings, Inc.
10,000 Wehrle Drive
Clarence, New York 14031
Attention: President
Telecopy No.: (716) 759-5527

DLJ Parties:

DLJ Partners II
DLJ Merchant Banking Partners II, L.P.
277 Park Avenue
New York, New York 10172
Attention:  Nicole Arnaboldi/Ivy Dodes
Telecopy No.: (212) 892-7272

DLJ Funding II
DLJMB Funding II, Inc.
277 Park Avenue
New York, New York 10172
Attention:  Nicole Arnaboldi/Ivy Dodes
Telecopy No.:    (212) 892-7272

DLJ Partners II-A
DLJ Merchant Banking Partners II-A, L.P.
277 Park Avenue
New York, New York 10172
Attention:  Nicole Arnaboldi/Ivy Dodes
Telecopy No.:    (212) 892-7272

Diversified Partners
DLJ Diversified Partners, L.P.
277 Park Avenue
New York, New York 10172
Attention:  Ivy Dodes/Nicole Arnaboldi
Telecopy No.:    (212) 892-7272

Diversified Partners-A
DLJ Diversified Partners-A, L.P.
277 Park Avenue
New York, New York 10172
Attention:  Ivy Dodes/Nicole Arnaboldi
Telecopy No.:    (212) 892-7272

Millennium Partners
DLJ Millennium Partners, L.P.
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, New York 10172
Attention:  Ivy Dodes/Nicole Arnaboldi
Telecopy No.:   (212) 892-7272

First ESC
DLJ First ESC L.L.C.
c/o DLJ LBO Plans Management Corporation
277 Park Avenue
New York, New York 10172
Attention:  Ivy Dodes/Nicole Arnaboldi
Telecopy No.:   (212) 892-7272

Offshore Partners II
DLJ Offshore Partners II, C.V.
c/o DLJ Offshore Management N.V.
John B. Gorsiraweg 14
Willemstad, Curacao
Netherlands, Antilles
Telecopy No.: 011-59-99-614-129

EAB Partners
DLJ EAB Partners, L.P.
c/o DLJ LBO Plans Management Corporation
277 Park Avenue
New York, NY 10172
Attention:  Ivy Dodes/Nicole Arnaboldi
Telecopy No.:  (212) 892-7272

UK Partners
UK Investment Plan 1997 Partners
2121 Avenue of the Stars
Fox Plaza, Suite 3000
Los Angeles, CA 90067
Attention:  Osamu Watanabe
Telecopy No.:  (310) 282-6178

in each case with a copy to:

Steven D. Rubin, Esq.
Weil, Gotshal & Manges LLP
700 Louisiana, Suite 1600
Houston, Texas 77002
Telecopy No.:  (713) 224-9511

Holders:

DLJIP
DLJ Investment Partners, L.P.
c/o DLJ Investment Funding, Inc.
277 Park Avenue
New York, New York 10172
Attention:  John Moriarty, Jr./Ivy Dodes
Telecopy No.:  (212) 892-7272

Funding
DLJ Investment Funding, Inc.
277 Park Avenue
New York, New York 10172
Attention:  John Moriarty, Jr./Ivy Dodes
Telecopy No.:  (212) 892-7272

Purchaser First ESC

DLJ First ESC L.L.C.
c/o DLJ LBO Plans Management Corporation
277 Park Avenue
New York, New York 10172
Attention:  Ivy Dodes/Nicole Arnaboldi
Telecopy No.:  (212) 892-7272

Northwestern
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention:  Investment Operations
Telecopy No.:  (414) 299-5714

DLJSC

Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue
New York, New York 10172
Attention: ____________________
Telecopy No.: _________________

with a copy to:

John Schuster, Esq.
Cahill Gordon & Reindel
Eighty Pine Street
New York, New York 10005-1702
Telecopy No.:    (212) 269-5420

Each Other Party:

To such address or telecopy number as such Party provides by Notice to the Company and all other Parties or, if such address is not so provided, to such Party's address as is reflected on the stock transfer records of the Company at such time.

All Notices shall be deemed effective and received (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (b) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (c) if given by telegram, when such Notice is delivered at the address specified above. No Party shall be entitled to receive a Notice hereunder (or a copy of a Notice delivered to the Company) if, at the time such Notice is to be sent, such Party (including its Affiliates and the employees of such Party and its Affiliates) no longer owns any Common Shares.

      5.7 Confidentiality. The Parties shall, and shall cause their respective officers, directors, employees and agents and the respective subsidiaries and Affiliates of the Parties and their respective officers, directors, employees and agents to, hold confidential and not use in any manner detrimental to the Company or any of its Subsidiaries all information they may have or obtain concerning the Company or any of its Subsidiaries and their respective assets, business, operations or prospects ("Confidential Information"); provided, however, that the foregoing shall not apply to (a) information that is or becomes generally available to the public other than as a result of a disclosure by a Party or any of its employees, agents, accountants, legal counsel or other representatives, (b) information that is or becomes available to a Party or any of its employees, agents, accountants, legal counsel or other representatives on a nonconfidential basis prior to its disclosure by the Company or its employees, agents, accountants, legal counsel or other representatives, and (c) information that is required to be disclosed by a Party or any of its employees, agents, accountants, legal counsel or other representatives as a result of any applicable law, rule or regulation of any governmental authority or stock exchange. If any Party desires to sell Common Shares or Common Share Equivalents and in connection with such potential sale desires to disclose information regarding the Company to the potential purchaser in such sale which it is not permitted to disclose pursuant to the preceding sentence, such Party shall notify the Company of such Party's desire to disclose such information and shall identify the potential purchaser in such notification. The Company may require any such potential purchaser of Common Shares or Common Share Equivalents to enter into a confidentiality agreement with respect to Confidential Information on customary terms used in confidentiality agreements in connection with corporate acquisitions.

      5.8 Exclusive Financial Advisor and Investment Banking Advisor. During the five-year period beginning on the date hereof, DLJSC, or any Affiliate of DLJSC that DLJ Partners II or DLJSC may choose, in their sole and absolute discretion, shall be engaged as the exclusive financial and investment banking advisor for the Company and its subsidiaries pursuant to the terms of an agreement substantially in the form of the agreement attached hereto as Exhibit A hereto.

      5.9 Counterparts. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and all such counterparts together shall constitute one and the same agreement of the parties hereto.

      5.10 Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

      5.11 Choice of Law. This Agreement, including, without limitation, the interpretation, construction, validity and enforceability thereof, shall be governed by the internal laws of the State of New York including Section 5-1401 of the General Obligations Law of the State of New York without regard to the principles of conflict of laws thereof.

      5.12 Entire Agreement. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

      5.13 Cumulative Rights. The rights of the Parties and the Company under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

      5.14 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      5.15 Submission to Jurisdiction. (a) Any legal action or proceeding with respect to this Agreement, the Common Shares or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Company and each Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

            (b) The Company and each Party irrevocably consent to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or such Party, respectively, at its address provided herein.

            (c) Nothing contained in this Section 5.15 shall affect the right of any party hereto to serve process in any other manner permitted by law.

      5.16 Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, any Common Shares or Common Share Equivalents or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                   [SIGNATURES CONTAINED ON SUCCEEDING PAGES]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                WGL Holdings, Inc.

                                By: /s/ David M. Wittels
                                   ---------------------------------------------
                                        David M. Wittels
                                        President


                                DLJ MERCHANT BANKING PARTNERS II, L.P.

                                        By:     DLJ MERCHANT BANKING II, INC.
                                                Managing General Partner

                                        By: /s/ David M. Wittels
                                           -------------------------------------
                                        Name:   David M. Wittels
                                             -----------------------------------
                                        Title:  Attorney-in-Fact
                                              ----------------------------------


                                DLJB FUNDING II, INC.

                                By: /s/ David M. Wittels
                                   ---------------------------------------------
                                Name:      David M. Wittels
                                     -------------------------------------------
                                Title:     Attorney-in-Fact
                                      ------------------------------------------


                                DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                                By:     DLJ MERCHANT BANKING II, INC.
                                        Managing General Partner

                                        By: /s/ David M. Wittels
                                           -------------------------------------
                                        Name:   David M. Wittels
                                             -----------------------------------
                                        Title:  Attorney-in-Fact
                                              ----------------------------------

                                DLJ DIVERSIFIED PARTNERS, L.P.

                                        By:     DLJ DIVERSIFIED PARTNERS, INC.

                                        By: /s/ David M. Wittels
                                           -------------------------------------
                                        Name:   David M. Wittels
                                             -----------------------------------
                                        Title:  Attorney-in-Fact
                                              ----------------------------------


                                DLJ DIVERSIFIED PARTNERS-A, L.P.

                                        By:     DLJ DIVERSIFIED PARTNERS, INC.

                                        By: /s/ David M. Wittels
                                           -------------------------------------
                                        Name:   David M. Wittels
                                             -----------------------------------
                                        Title:  Attorney-in-Fact
                                              ----------------------------------


                                DLJ MILLENNIUM PARTNERS, L.P.

                                        By:     DLJ MERCHANT BANKING II, INC.

                                        By: /s/ David M. Wittels
                                           -------------------------------------
                                        Name:   David M. Wittels
                                             -----------------------------------
                                        Title:  Attorney-in-Fact
                                              ----------------------------------


                                DLJ FIRST ESC L.L.C.

                                        By:     DLJ LBO PLANS MANAGEMENT
                                                   CORPORATION
                                                As Manager

                                        By: /s/ David M. Wittels
                                           -------------------------------------
                                        Name:   David M. Wittels
                                             -----------------------------------
                                        Title:  Attorney-in-Fact
                                              ----------------------------------

                                DLJ OFFSHORE PARTNERS II, C.V.

                                        By:     DLJ MERCHANT BANKING II, INC.
                                                   Managing General Partner

                                        By: /s/ David M. Wittels
                                           -------------------------------------
                                        Name:   David M. Wittels
                                             -----------------------------------
                                        Title:  Attorney-in-Fact
                                              ----------------------------------


                                DLJ EAB PARTNERS, L.P.

                                        By:     DLJ LBO PLANS MANAGEMENT
                                                CORPORATION

                                        By: /s/ David M. Wittels
                                           -------------------------------------
                                        Name:   David M. Wittels
                                             -----------------------------------
                                        Title:  Attorney-in-Fact
                                              ----------------------------------


                                UK INVESTMENT PLAN 1997 PARTNERS

                                        By:     DONALDSON, LUFKIN & JENRETTE,
                                                INC.

                                        By: /s/ David M. Wittels
                                           -------------------------------------
                                        Name:   David M. Wittels
                                             -----------------------------------
                                        Title:  Attorney-in-Fact
                                              ----------------------------------

                                DLJ INVESTMENT PARTNERS, L.P.

                                By:     DLJ Investment Partners, Inc.,
                                        General Partner

                                        By: /s/ John M. Moriarty, Jr.
                                           -------------------------------------
                                        Name:   John M. Moriarty, Jr.
                                             -----------------------------------
                                        Title:  Managing Director
                                              ----------------------------------

                                        DLJ INVESTMENT FUNDING, INC.

                                        By: /s/ Thomas E. Siegler
                                           -------------------------------------
                                        Name:   Thomas E. Siegler
                                             -----------------------------------
                                        Title:  Secretary
                                              ----------------------------------

                                DLJ FIRST ESC L.L.C.

                                        By:     DLJ LBO PLANS MANAGEMENT
                                                  CORPORATION
                                                As Manager


                                        By: /s/ Ed Poletti
                                           -------------------------------------
                                        Name:   Ed Poletti
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

                                        THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                        COMPANY


                                        By: /s/ A. Kipp Koester
                                           -------------------------------------
                                        Name:   A. Kipp Koester
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

                                        DONALDSON, LUFKIN & JENRETTE SECURITIES
                                        CORPORATION


                                        By: /s/ Thomas E. Siegler
                                           -------------------------------------
                                        Name:   Thomas E. Siegler
                                             -----------------------------------
                                        Title:  Senior Vice President
                                              ----------------------------------

                                   SCHEDULE I

      This Schedule I is a part of and is incorporated into that certain letter agreement (together, the "Agreement") dated July 10, 1997 by and between WGL Holdings, Inc. (which together with its subsidiaries is hereinafter referred to as the "Company") and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ").

      The Company will indemnify and hold harmless DLJ and its affiliates, and the respective directors, officers, agents and employees of DLJ and its affiliates (other than the Company) (DLJ and each such entity or person, an "Indemnified Person"), from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, "Liabilities"), and will reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel) (collectively, "Expenses") as they are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation, whether or not in connection with pending or threatened litigation and whether or not any Indemnified Person is a party (collectively, "Actions"), arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided that the Company will not be responsible for any Liabilities or Expenses of any Indemnified Person that are determined by a judgment of a court of competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under this Agreement (including, without limitation, its rights under this Schedule I).

      Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise, except to the extent the Company shall have been materially prejudiced by such failure. The Company shall, if requested by DLJ, assume the defense of any such Action including the employment of counsel reasonably satisfactory to DLJ. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impleaded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the Company; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any Action in the same jurisdiction, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent. In addition, the Company will not, without prior written consent of DLJ, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified

Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action.

      In the event the foregoing indemnity is unavailable to an Indemnified Person [other than] in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company and its shareholders, on the one hand, and to DLJ, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by the applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and DLJ, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by DLJ pursuant to the Agreement. For purposes of this paragraph, the relative benefits to the Company and its shareholders, on the one hand, and to DLJ, on the other hand, of the matters contemplated by the Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid or received or contemplated to be received by the Company or the Company's shareholders, as the case may be, in the transaction or transactions that are within the scope of the Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid or to be paid to DLJ under the Agreement.

      The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are determined by a judgment of a court of competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

      The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, this Agreement.

                                    EXHIBIT B

                 [FORM OF SECURITIES ACT COMPLIANCE CERTIFICATE]

                                   CERTIFICATE

To: WGL Holdings, Inc. ("Holdings" or the "Company")

            In connection with a proposal transfer of shares of Common Stock, par value $.001 per share, of Holdings (the "Shares") occurring prior to the date of the declaration by the Securities and Exchange Commission ("SEC") of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of such shares (which effectiveness shall not have been suspended or terminated at the date of the transfer), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that such Shares are being transferred:

                                  [Check One]

(1) _____   to Holdings or a subsidiary thereof; or

(2) _____   pursuant to and in compliance with Rule 144A under the Securities
            Act; or

(3) _____   to an institutional "accredited investor" (as defined in Rule 501
            (a) (1), (2), (3) or (7) under the Securities Act) that has furnished to Holdings a signed letter containing certain representations and agreements (the form of which appears below); or

(4) _____   outside the United States to a "foreign person" in compliance with
            Rule 904 of Regulation S under the Securities Act; or

(5) _____   pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(6) _____   pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, Holdings will refuse to register any of the Shares proposed to be transferred in the name of any person other than the registered Holder thereof; provided, that if box (4), (5) or (6) is checked, the Company may require, prior to registering any such transfer of the Shares, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (4)) and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Company shall not be obligated to register Shares in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein shall have been satisfied.


Date:                   Signed:  ________________________

                                (Sign exactly as your
                                name appears on the share
                                certificate(s)
                                representing the Shares
                                being transferred

Signature Guarantee:

             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED]

            The undersigned represents and warrants that it is purchasing the Shares referred in this certification for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:

                                __________________________________
                                NOTICE: To be executed by an
                                        executive officer

                        [FORM OF LETTER TO BE COMPLETED
                     BY PURCHASER IF (3) ABOVE IS CHECKED]

Ladies and Gentlemen:

            1. The undersigned understands that the offer and sale of the Shares referred to in the attached certificate have not been registered under the Securities Act, and that such Shares may not be offered or sole except as permitted in the following sentence. The undersigned agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if it should sell, pledge or otherwise transfer any such Shares it will do so only (1) (W) inside the United States to a person who the seller reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the securities act in a transaction meeting the requirements of rule 144A, or in accordance with Rule 144 under the Securities Act, or pursuant to another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel, if the company so requests), (x) to Holdings, (y) outside of the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act or (z) pursuant to an effective registration statement under the Securities Act and (2) in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction, and undersigned further agrees to provide to any person purchasing any of such Shares from us a notice advising such purchaser that resales of such Shares are restricted as stated herein.

            2. The undersigned understands that, on any proposed resale of all or any of such Shares, it may be required to furnish Holdings such certification and other information as Holdings may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. The undersigned further understands that the Shares purchased by it will bear a legend to the foregoing effect.

            3. The undersigned is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned and any accounts for which it is acting are each able to bear the economic risk of our or its investment, as the case may be.

            4. The undersigned is acquiring the Shares purchased by us for its/our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which the undersigned exercises sole investment discretion.

Date:                           ________________________________
                                NOTICE:  To be signed by an
                                         executive officer